EXHIBIT 99.3

• • • • • • • •

• • • • • • • • •

Collin Dallas Tarrant National

Trade, transportation and utilities Professional and business services Government Educational and health services Leisure and hospitality Manufacturing Financial activities Natural resources, mining & construction Other services Information

• • 2011Y 2012Y 2013Y 2014Y Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other consumer

• • 2011Y 2012Y 2013Y 2014Y Non-interest- bearing demand Interest- bearing demand Savings and money market Time

2011Y 2012Y 2013Y 2014Y Net interest income ($mm) NIM R: 000 G: 048 B: 135 R: 000 G: 114 B: 206 R: 033 G: 039 B: 033 R: 111 G: 162 B: 135 R: 185 G: 151 B: 091 R: 091 G: 103 B: 112 • •

2011Y 2012Y 2013Y 2014Y Core revenues Core expenses Core efficiency ratio •

2011Y 2012Y 2013Y 2014Y 2011Y 2012Y 2013Y 2014Y R: 000 G: 048 B: 135 R: 000 G: 114 B: 206 R: 033 G: 039 B: 033 R: 111 G: 162 B: 135 R: 185 G: 151 B: 091 R: 091 G: 103 B: 112 • •

2011Y 2012Y 2013Y 2014Y Pro forma² 2011Y 2012Y 2013Y 2014Y Pro forma² 2011Y 2012Y 2013Y 2014Y Pro forma² • •

Commerical RE C&I Energy WPP Consumer RE C&D Other ViewPoint standalone LegacyTexas Pro forma ViewPoint standalone LegacyTexas Pro forma ViewPoint standalone LegacyTexas Pro forma Non-interest-bearing demand Interest-bearing demand Savings and money market Time

Appendix

EXHIBIT 99.3

LegacyTexas
FINANCIAL GROUP, INC.™

Fourth Quarter and Full Year 2014 Investor Presentation

January 28, 2015

Safe harbor statement

When used in filings by LegacyTexas Financial Group, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from the Company-LegacyTexas Group, Inc. merger (the "Merger") might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management's business strategies and other factors set forth in the Company's filings with the SEC.

The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Today's presenters



Kevin Hanigan

President and Chief Executive Officer

- CEO and President of LegacyTexas Financial Group, Inc.
- Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010
- Former Chairman and Chief Executive Officer of Guaranty Bank in 2009
- 34+ years of Texas banking experience



Mays Davenport

Executive Vice President, Chief Financial Officer

- Executive Vice President at LegacyTexas Bank
- Senior management experience for retail branch, treasury management, human resource, marketing, mortgage, and wealth advisory functions
- Certified Public Accountant, former national accounting and tax advisory firm experience
- 22+ years of Texas banking experience

Key franchise highlights

Franchise	*One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans* • #1 market share in affluent Collin County among independent banks • #3 deposit market share among Texas-based independent banks in Dallas Fort Worth
Profitability	*Robust loan growth and disciplined expense management* • Healthy organic loan growth during 2014 with 29% year over year growth[1] • Efficiency ratio of 52% with further positive operating leverage expected • Core return on average assets of 1+%
Asset quality[1]	*Growth balanced with disciplined underwriting and risk management resulting in strong asset quality* • NPAs / loans + OREO: 0.91% • NCOs / average loans: (0.05)%
Capital	*Capital ratios remain strong; provides dry powder for robust organic growth* • TCE / TA[2]: 13.0% • Estimated Tier 1 risk-based capital[3]: 15.1%

Source: Company Documents
[1] All measures in this section exclude Warehouse Purchase Program loans
[2] See the section labeled "Supplemental Information- Non-GAAP Financial Measures"
[3] Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve

LegacyTexas Financial Group, Inc.™

A Legacy united

Leading market position…

#1	#3	#3
in Collin County among independent banks[1]	*In Collin County among all banks*	*among Texas based independent banks in DFW*[2]

…in attractive Dallas markets

Rank	
#1	Fastest growing metro in the U.S. (Census)
#1	Most affordable major metro area to live (Zip Realty)
#4	Top metro creating middle class jobs (Forbes)
#5	Largest metro for self-employment
#5	Lowest cost of doing business in the U.S.
#6	Largest concentration of tech workers in the U.S.

Dallas – Fort Worth MSA franchise


Median household income
$84,553
$46,702
$53,724
$51,579
Collin
Dallas
Tarrant
National
Frisco
McKinney
Allen
Flower Mound
Carrollton
Plano
Wylie
Coppell
Grapevine
Addison
Richardson
Euless
Weatherford
Fort Worth
Grand Prairie
Oak Cliff
Dallas

18 DFW companies in Fortune 500

Kimberly-Clark
HollyFrontier
Dr Pepper Snapple Group
ExxonMobil
American Airlines
Celanese
AT&T
Fluor
Commercial Metals Company
Tenet Health
JCPenney
Texas Instruments
Energy Transfer
Dean Foods
D.R. Horton America's Builder
Southwest
Energy Future Holdings
GameStop

Source: Company Documents
[1] Based on deposits market share of banks and thrifts headquartered in Texas
[2] Includes only banks and thrifts headquartered in the Dallas-Fort Worth-Arlington, TX MSA

LegacyTexas Financial Group, Inc.

DFW: Broad contributions across a wide range of industries

Employment by industry

- Trade, transportation and utilities
- Professional and business services
- Government
- Educational and health services
- Leisure and hospitality
- Manufacturing
- Financial activities
- Natural resources, mining & construction
- Other services
- Information



20.6%
15.7%
12.7%
12.4%
10.2%
8.3%
8.2%
5.7%
3.6%
2.6%

Source: Dallas Office of Economic Development

10 largest employers in DFW

Company	# employees	Industry
American Airlines	24,700	Transportation
Bank of America	20,000	Financial services
Texas Health Resources	19,230	Healthcare
Dallas Independent School District	18,314	Education
Baylor Health Care System	17,097	Healthcare
at&t	15,800	Telecommunications
Lockheed Martin	14,126	Manufacturing
JPMorgan Chase & Co.	13,500	Financial services
UT Southwestern Medical Center	13,122	Healthcare
Dallas	12,836	Government

Source: DestinationDFW

Diverse business environment with employment across a broad set of industries without a heavy reliance on oil and gas

LegacyTexas Financial Group, Inc.

Fourth quarter highlights

($ in millions except for per share data)	Quarter ended				
	Dec. 31, 2013	Sept. 30, 2014	Dec. 31, 2014	Linked Q Δ	YOY Δ
Selected balance sheet data					
Gross loans held for investment[1]	$2,049.9	$2,489.1	$2,633.7	5.8%	28.5%
Total deposits	2,264.6	2,496.5	2,657.8	6.5%	17.4%
Selected profitability data					
Net interest income	$30.1	$34.7	$35.8	3.3%	19.2%
NIM	3.83%	3.80%	3.84%	4bps	1bp
Non-interest income	5.0	5.1	5.3	4.7%	5.8%
Non-interest expense	24.1	22.8	29.8	30.7%	23.5%
Net income	7.2	9.3	5.5	(41.3%)	(24.5%)
Core net income[2]	7.8	10.0	11.2	11.6%	43.9%
Basic EPS	$0.19	$0.24	$0.14	(41.7%)	(26.3%)
Core EPS[2]	$0.21	$0.26	$0.29	11.5%	38.1%

Source: Company Documents
[1] Excludes Warehouse Purchase Program loans
[2] See the section labeled "Supplemental Information- Non-GAAP Financial Measures"

LEGACYTEXAS FINANCIAL GROUP, INC.™

Robust commercially focused growth

- Loans held for investment grew $144.6 million to $2.63 billion, or 5.8%, from September 30, 2014[1]
- Commercial loans grew $133.9 million to $2.06 billion, or 6.9%, from the linked quarter

($ in millions)

Total Loans HFI[1]

	CAGR since 2011
Commercial RE	29.3%
C&I C&I (ex-energy)	122.9% 81.5%
Total loans	29.0%


$1,228
$1,691
$2,050
$2,634
2011Y
2012Y
2013Y
2014Y

As of December 31, 2014[1]


1.5%
19.9%
0.8%
13.7%
16.0%
48.1%
Commercial RE
C&I (ex-energy)
Energy
C&D
Consumer RE
Other consumer

Yield on loans: 5.07%

Source: Company Documents
[1] Excludes Warehouse Purchase Program loans

LegacyTexas Financial Group, Inc.™

Core funded, low cost deposit base

- Deposits increased by $161.3 million to $2.66 billion, or 6.5%, from September 30, 2014, with growth in all deposit categories and an increase of $393.2 million, or 17.4%, since December 31, 2013
- Deposit costs decreased to 34bps for 2014, down from 1.11% in 2011

($ in millions)

Total Deposits

	CAGR since 2011
Non-interest bearing demand	32.7%
Savings and MMDA	15.7%
Total deposits	10.6%


$1,963
$2,178
$2,265
$2,658
1.11%
0.54%
0.43%
0.34%
2011Y
2012Y
2013Y
2014Y

Source: Company Documents

As of December 31, 2014


19.3%
18.6%
17.8%
44.3%
Non-interest-bearing demand
Interest-bearing demand
Savings and money market
Time

Cost of deposits: 0.34%

LegacyTexas Financial Group, Inc.

Solid net interest income growth

- Net interest income for the fourth quarter of 2014 increased by $1.2 million to $35.8 million , or 3.3%, from the linked quarter and $5.8 million, or 19.2%, from the fourth quarter of 2013
- Net interest margin for the quarter ended December 31, 2014 was 3.84%, a four basis point increase from the linked quarter and a one basis point increase compared to the fourth quarter of 2013

Net interest income and NIM


Net interest income ($mm)
NIM
2.91%
3.61%
3.71%
3.78%
$83
$116
$118
$133
2011Y
2012Y
2013Y
2014Y

Source: Company Documents

LegacyTexas Financial Group, Inc.™

Disciplined expense management

- Non-interest income grew on both a linked-quarter and year-over-year basis, and, excluding the impact of merger and acquisition costs, non-interest expense declined by $89,000 from the third quarter of 2014 and by $2.0 million from the fourth quarter of 2013


Core revenues
Core expenses
Core efficiency ratio
67.4%
58.1%
63.4%
57.0%
$111
$75
$143
$83
$138
$88
$154
$87
2011Y
2012Y
2013Y
2014Y

Source: Company Documents
Note: Core metrics exclude gain (loss) on foreclosed assets, amortization of intangible assets, gains (losses) from securities transactions, merger and acquisition costs and other non-recurring items

LegacyTexas Financial Group, Inc.

Pristine asset quality

- Growth balanced with disciplined underwriting and risk management resulting in strong asset quality
- All of the key credit quality ratios remained strong, with asset quality metrics continuing to compare favorably to industry

NPAs / loans HFI[1] + OREO


2.06%
1.72%
1.10%
0.91%
2011Y
2012Y
2013Y
2014Y

NCOs / average loans HFI[1]


0.12%
0.17%
0.10%
0.02%
2011Y
2012Y
2013Y
2014Y

Source: Company documents
[1] Held for investment, excluding Warehouse Purchase Program loans

LEGACYTEXAS FINANCIAL GROUP, INC.

Strong capital position

- Capital ratios remain strong; LegacyTexas merger leverages excess capital in a financially attractive transaction
- Strong capital position provides dry powder for robust organic growth


TCE / TA
12.7%
13.5%
14.7%
13.0%
9.3%
2011Y
2012Y
2013Y
2014Y
Pro forma[2]


Tier 1 risk-based[1]
24.4%
21.7%
18.2%
15.1%
11.7%
2011Y
2012Y
2013Y
2014Y
Pro forma[2]


Tier 1 leverage[1]
12.6%
14.0%
15.7%
13.9%
10.4%
2011Y
2012Y
2013Y
2014Y
Pro forma[2]

Source: Company documents

[1] Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve

[2] Estimated pro forma capital ratios inclusive of the acquisition of LegacyTexas Group, Inc. for quarter ended December 31, 2014

LEGACYTEXAS FINANCIAL GROUP, INC.™

LegacyTexas Group, Inc. merger update

Pro forma loan composition



4.4%
3.0%
16.9%
37.3%
16.3%
14.5%
7.6%
Commerical RE
C&I
Energy
WPP
Consumer RE
C&D
Other

Pro forma deposit composition



19.8%
23.3%
39.9%
17.0%
Non-interest-bearing demand
Interest-bearing demand
Savings and money market
Time

Pro forma franchise highlights ($ in millions)

Total assets



$4,164
$1,898
$6,106
ViewPoint standalone
LegacyTexas
Pro forma

Total loans[1]



$3,420
$1,438
$4,831
ViewPoint standalone
LegacyTexas
Pro forma

Total deposits



$2,658
$1,630
$4,288
ViewPoint standalone
LegacyTexas
Pro forma

Source: Company Documents
Note: Estimated unaudited pro forma financial data inclusive of the acquisition of LegacyTexas Group, Inc. for the quarter ended December 31, 2014 (includes estimated purchase accounting adjustments)
[1] Includes Warehouse Purchase Program loans

LegacyTexas Financial Group, Inc.™

Key investment highlights

One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans

Robust loan growth and disciplined expense management

Growth balanced with disciplined underwriting and risk management resulting in strong asset quality

Capital ratios remain strong; provides dry powder for robust organic growth

LegacyTexas Financial Group, Inc.™

Looking ahead

Successful branch and system integration and re-branding of LegacyTexas to expand our Texas footprint and solidify our deep-rooted culture

Focus on growth – organically and through selective acquisitions

Diversify income sources

Prudent and focused expense management

Maintain strong asset quality

Strategic capital deployment

Manifesto

We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow.

And since 1952, we've been doing whatever it takes to support them as they advance in business and in life.

We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results.

Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other.

We are LegacyTexas.

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share:

	At or For the Quarters Ended				
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$5,412	$9,215	$8,721	$7,592	$7,147
Distributed and undistributed earnings to participating securities [1]	54	97	97	90	97
Merger and acquisition costs	5,765	772	424	110	431
One-time payroll and severance costs	–	–	234	–	137
One-time (gain) loss on assets	(45)	(58)	415	7	(36)
Core (non-GAAP) net income	**$11,186**	**$10,026**	**$9,891**	**$7,799**	**$7,776**
Average shares for basic earnings per share	38,051,511	37,971,790	37,873,671	37,775,677	37,686,866
GAAP basic earnings per share	$0.14	$0.24	$0.23	$0.20	$0.19
Core (non-GAAP) basic earnings per share	$0.29	$0.26	$0.26	$0.21	$0.21
Average shares for diluted earnings per share	38,275,814	38,203,508	38,121,374	38,019,519	37,911,775
GAAP diluted earnings per share	$0.14	$0.24	$0.23	$0.20	$0.19
Core (non-GAAP) diluted earnings per share	$0.29	$0.26	$0.26	$0.21	$0.21

	At or For the Years Ended				
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
GAAP net income available to common shareholders [1]	$30,942	$31,294	$35,135	$26,205	$17,635
Distributed and undistributed earnings to participating securities [1]	336	394	106	123	164
Merger and acquisition costs	7,071	431	2,683	306	–
Costs relating to sale of VPM	–	–	84	–	–
One-time payroll and severance costs	234	436	777	–	–
One-time (gain) loss on assets	319	(574)	(1,353)	(497)	135
Goodwill impairment	–	–	532	176	–
(Gain) loss on sale of available-for-sale securities	–	115	(659)	(4,074)	–
Core (non-GAAP) net income	**$38,902**	**$32,096**	**$37,305**	**$22,239**	**$17,934**
Average shares for basic earnings per share	37,919,065	37,589,548	35,879,704	32,219,841	30,128,985
GAAP basic earnings per share	$0.82	$0.83	$0.98	$0.81	$0.59
Core (non-GAAP) basic earnings per share	$1.03	$0.85	$1.04	$0.69	$0.60
Average shares for diluted earnings per share	38,162,094	37,744,786	35,998,345	32,283,107	30,131,960
GAAP diluted earnings per share	$0.81	$0.83	$0.98	$0.81	$0.59
Core (non-GAAP) diluted earnings per share	$1.02	$0.85	$1.04	$0.69	$0.60

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

LegacyTexas Financial Group, Inc.™

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Calculation of Tangible Book Value:

	At or For the Quarters Ended			
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(Dollars in thousands, except per share amounts)			
Total shareholders' equity	$568,223	$564,127	$557,412	$550,099
Less: Goodwill	(29,650)	(29,650)	(29,650)	(29,650)
Less: Identifiable intangible assets, net	(813)	(910)	(1,005)	(1,127)
Total tangible shareholders' equity	**$537,760**	**$533,567**	**$526,757**	**$519,322**
Shares outstanding at end of period	40,014,851	40,006,941	39,995,720	39,946,560
Book value per share- GAAP	$14.20	$14.10	$13.94	$13.77
Tangible book value per share- Non-GAAP	$13.44	$13.34	$13.17	$13.00
Calculation of Tangible Equity to Tangible Assets:				
Total assets	$4,164,114	$3,950,524	$3,951,244	$3,603,588
Less: Goodwill	(29,650)	(29,650)	(29,650)	(29,650)
Less: Identifiable intangible assets, net	(813)	(910)	(1,005)	(1,127)
Total tangible assets	**$4,133,651**	**$3,919,964**	**$3,920,589**	**$3,572,811**
Equity to assets- GAAP	13.65%	14.28%	14.11%	15.27%
Tangible equity to tangible assets- Non-GAAP	13.01%	13.61%	13.44%	14.54%

	At or For the Years Ended			
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Total shareholders' equity	$568,223	$544,460	$520,871	$406,309
Less: Goodwill	(29,650)	(29,650)	(29,650)	(818)
Less: Identifiable intangible assets, net	(813)	(1,239)	(1,653)	(420)
Total tangible shareholders' equity	**$537,760**	**$513,571**	**$489,568**	**405,071**
Shares outstanding at end of period	40,014,851	39,938,816	39,612,911	33,700,399
Book value per share- GAAP	$14.20	$13.63	$13.15	$12.06
Tangible book value per share- Non-GAAP	$13.44	$12.86	$12.36	$12.02
Calculation of Tangible Equity to Tangible Assets:				
Total assets	$4,164,114	$3,525,232	$3,663,058	$3,180,578
Less: Goodwill	(29,650)	(29,650)	(29,650)	(818)
Less: Identifiable intangible assets, net	(813)	(1,239)	(1,653)	(420)
Total tangible assets	**$4,133,651**	**$3,494,343**	**$3,631,755**	**$3,179,340**
Equity to assets- GAAP	13.65%	15.44%	14.22%	12.77%
Tangible equity to tangible assets- Non-GAAP	13.01%	14.70%	13.48%	12.74%

LegacyTexas Financial Group, Inc.™